OPTIMUM FUND TRUST

Optimum Fixed Income Fund
(the "Fund")

Supplement to the Fund’s
Prospectuses and Statement of Additional Information
dated July 29, 2009

The Board of Trustees of the Fund has approved the appointment of Pacific Investment Management Company LLC (“PIMCO”) as a sub-adviser to the Fund. PIMCO will replace TCW Investment Management Company (“TCW”) as a sub-adviser, and it is currently anticipated that PIMCO will begin serving as a sub-adviser on the sleeve of the Fund currently managed by TCW on or about April 1, 2010.

In connection with PIMCO's appointment as a sub-adviser, the following replaces the information in the section of the Fund's prospectuses entitled "Profile: Optimum Fixed Income Fund - What are the Fund's main investment strategies?":

What are the Fund's main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in fixed income securities. This policy may be changed only upon 60 days’ prior notice to shareholders. The Fund focuses on securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, corporate debt securities, taxable and tax-exempt municipal securities, and mortgage-backed and asset-backed securities.

The Fund invests primarily in investment-grade fixed income securities (that is, those rated in the four highest rating categories by Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch, Inc. (“Fitch”) or, if unrated, determined by Delaware Management Company (the “Manager”) or a sub-adviser to be of comparable quality).

The Fund may also invest in high yield securities (commonly known as junk bonds) rated BB or lower by S&P or Fitch, or Ba or lower by Moody’s, or, if unrated, determined by the Manager or the sub-adviser to be of comparable quality. The Fund may invest in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers. In keeping with the Fund’s investment objective, the Fund may also invest in futures, options, credit default swaps, and other derivatives.

The Fund may purchase individual securities of any maturity but generally will maintain a dollar weighted average portfolio maturity of five to 10 years. The Fund normally will have a duration that is comparable to that of the Barclays Capital U.S. Aggregate Bond Index. Duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.

The Manager has selected Pacific Investment Management Company LLC (“PIMCO”) to serve as the Fund’s sub-adviser. The sub-adviser is responsible for the day-to-day investment management of the portion of the Fund’s assets that the Manager allocates to the sub-adviser. The Manager also is responsible for the day-to-day investment management of a portion of the Fund’s assets. The Manager may change the allocation at any time. The relative values of the Manager’s and sub-adviser’s share of the Fund’s assets also may change over time. The

Manager and the sub-adviser each select investments for its portion of the Fund based on its own investment style and strategy.

In managing its portion of the Fund’s assets, the Manager allocates investments principally among the following four sectors of the fixed income securities market: (1) the U.S. investment grade sector; (2) the U.S. high yield sector; (3) the international developed markets sector; and (4) the emerging markets sector. The Manager determines how much to allocate to each of these sectors based on its evaluation of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from investments in each of the sectors.

In selecting securities for its portion of the Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

In response to market, economic, political, or other conditions, the Manager or the sub-adviser may temporarily use a different investment strategy for defensive purposes. If the Manager or the sub-adviser does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective. The Fund’s investment objective is non-fundamental and may be changed without shareholder approval. However, the Fund’s Board of Trustees must approve any changes to non-fundamental investment objectives, and the Fund will notify shareholders at least 60 days prior to a material change in the Fund’s objective.

In addition, the following replaces the information in the section of the Fund's prospectuses entitled "Who manages the Funds? – Fixed Income Fund":

Fixed Income Fund

Paul Grillo, Thomas H. Chow, Roger A. Early, Wen-Dar Chen, and Kevin Loome are primarily responsible for the day-to-day management of the Manager’s share of the Fund’s assets.

Mr. Grillo is a Senior Vice President and Co-Chief Investment Officer - Total Return Fixed Income Strategy and has been with Delaware Investments since 1993. Mr. Chow is a Senior Vice President and Senior Portfolio Manager and has been with Delaware Investments since 2001. Mr. Early is a Senior Vice President and Co-Chief Investment Officer Officer - Total Return Fixed Income Strategy and re-joined Delaware Investments in March 2007. Mr. Early most recently worked at Chartwell Investment Partners as a Senior Portfolio Manager in fixed income from 2003-2007. From 2002 to 2003, Mr. Early was Chief Investment Officer for Fixed Income at Turner Investments. Dr. Chen is a Vice President and Portfolio Manager - International Debt and has been with Delaware Investments since mid-2004. Prior to joining Delaware Investments, Dr. Chen was a quantitative analyst in global asset backed securities, credit strategies, and quantitative strategies at J.P. Morgan Securities. Mr. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. Mr. Grillo has held his Fund responsibilities since the Fund’s inception, and Messrs. Chow, Early, and Chen assumed Fund responsibilities in May 2007. Mr. Loome has held his Fund responsibilities since August 2007.

Pacific Investment Management Company LLC (“PIMCO”), located at 840 Newport Center Drive, Newport Beach, CA 92660, was founded in 1971. PIMCO is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”).  Allianz SE ("Allianz SE") is the indirect, majority owner of AGI LP.  Allianz SE is a European-based, multinational insurance and financial services holding company.  As of December 31, 2009, PIMCO had approximately $1 trillion in assets under management.

Saumil H. Parikh will be primarily responsible for the day-to-day management of PIMCO’s share of the Fund’s assets. Mr. Parikh is a managing director and generalist portfolio manager in the Newport Beach office. He is head of macroeconomic research for North America and also serves as a member of the short-term, mortgage and global specialist portfolio management teams. Prior to joining PIMCO in 2000, Mr. Parikh was a financial economist and market strategist at UBS Warburg. He has 11 years of investment experience and holds undergraduate degrees in economics and biology from Grinnell College.

In addition, PIMCO has an Investment Committee, which oversees the setting of investment policy decisions, including duration positioning, yield curve management, sector rotation, credit quality and overall portfolio composition, for all PIMCO portfolios and strategies, including PIMCO’s share of the Fund’s assets.

This Supplement is dated March 23, 2010.